EXHIBIT 99.2



    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE SARBANES-OXLEY
                                   ACT OF 2002


In connection with the Annual Report of NBC Acquisition Corp. (the "Company") on Form 10-K for the year ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alan G. Siemek, Vice President and Treasurer (Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/ Alan G. Siemek
                                            --------------------------------
                                            Alan G. Siemek
                                            Vice President and Treasurer
                                            (Principal Financial and
                                            Accounting Officer)
                                            May 30, 2003